EXHIBIT (17)(a)

                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Eaton Vance Special Investment Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


Signature                             Title                           Date


                                President, Principal
/s/      James B. Hawkes        Executive Officer and            April 22, 1997
---------------------------     Trustee
         James B. Hawkes

                                Treasurer and Principal
/s/      James L. O'Connor      Financial and Accounting         April 22, 1997
---------------------------     Officer
         James L. O'Connor


/s/      Donald R. Dwight       Trustee                          April 22, 1997
---------------------------
         Donald R. Dwight


/s/      M. Dozier Gardner      Trustee                          April 22, 1997
---------------------------
         M. Dozier Gardner


/s/      Samuel L. Hayes, III   Trustee                          April 22, 1997
------------------------------
         Samuel L. Hayes, III


/s/      Norton H. Reamer       Trustee                          April 22, 1997
---------------------------
         Norton H. Reamer


/s/      John L. Thorndike      Trustee                          April 22, 1997
---------------------------
         John L. Thorndike


/s/      Jack L. Treynor        Trustee                          April 22, 1997
---------------------------
         Jack L. Treynor